Exhibit 10.1

Amendment No. 21

to

License Agreement dated as of November 1, 1994

by and between S&P Dow Jones Indices, LLC (“S&P”)

and

Choe Exchange, Inc. (“CBOE”)

(formerly Chicago Board Options Exchange, Incorporated)

as previously amended (the “1994 Agreement”)

and

Amendment No. 6

To

Amended and Restated License Agreement dated as of September 29, 2006 by and between DJI Opco, LLC (“DJI Opco” and CBOE

as previously amended (the “2006 Agreement)

This Amendment No. 21 ("Amendment No. 21"), effective as of October 20, 2022, ("Amendment Effective Date") to the 1994 Agreement dated as of November 1, 1994, by and between S&P Dow Jones Indices, LLC ("S&P")  and Cboe Exchange, Inc. ("CBOE"), as subsequently amended by Amendment No. 1 effective January 15, 1995, Amendment No. 2 effective April 1, 1998, Amendment No. 3 effective July 28, 2000, Amendment No. 4 effective October 27, 2000, Amendment No. 5 effective March 1, 2003, Amended and Restated Amendment No. 6 effective February 24, 2009 (which implemented "Addendum No. 1"), Amended and Restated Amendment No. 7 effective February 24, 2009, Amendment No. 8 effective January 9, 2005, Amendment No. 10 effective June 19, 2009, Amendment No. 11 effective April 29, 2010, Amendment No. 12 effective March 8, 2013, Amendment No. 13 effective December 21, 2017, Amendment No. 14 effective  January 1, 2017, Amendment No. 15 effective January 15, 2019, Amendment No. 16 effective April 1, 2020, Amendment No. 17 effective August 1, 2020, Amendment No. 18 effective October 26, 2021, Amendment No. 19 effective February 23, 2022, Amendment No. 20 effective April 25, 2022 and Amendment 22 effective September 1, 2022 (Amendment No. 9 effective April 23, 2007 having been terminated as of February 24, 2009).

WHEREAS, this Amendment No. 6 (“Amendment No. 6”), by and between DJI Opco, LLC and Cboe Exchange, Inc., effective as of October 20, 2022 (“Amendment No. 6 Effective Date”) to the 2006 Agreement as in effect prior to the date of this Amendment, consists of: the License Agreement dated as of September 29, 2006 as subsequently amended by Amendment No. 1 made as of August 22, 2011, Amendment No. 2 made as of December 21, 2017; Amendment No. 3 made as of April 1, 2020; Amendment No. 4 made as of October 26, 2021; and, Amendment No. 5 made as of April 25, 2022;

WHEREAS, the parties agree to amend the 1994 Agreement with respect to CBOE’s license rights to use certain S&P trademarks and the 2006 Agreement with respect to CBOE’s license rights to use certain Dow Jones Marks;

NOW THEREFORE, the parties agree as follows:

1.The fifth recital of the 1994 Agreement, as amended, is hereby deleted in its entirety and replaced with the following:

“WHEREAS, S&P uses in commerce and owns trade name and trademark rights to designations associated with the S&P Indexes, including but not limited to “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “S&P 500®”, “500”, “Standard & Poor’s 100”, “S&P 100®”, “100”, “Standard & Poor’s SmallCap 600”, “S&P SmallCap 600®”,

“Standard & Poor’s Super Composite 1500”, “S&P Super Composite 1500®”, “Select Sector®, S&P 500 ESG, “SPX®”, “DSPX”, “XSP”, “US 500”, “The 500®”, and the S&P Index names and corresponding tickers listed on Exhibit C attached hereto (collectively, the “S&P Marks”).”

2.Paragraph 1(o) of Addendum No. 1 to the 1994 Agreement is hereby amended to read in its entirety as follows:

“(o)“S&P Amendment No. 6 Marks” means the S&P trademarks “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “S&P 500®”, “500”, “Standard & Poor’s 100”, “S&P 100®”, “100”, “Standard & Poor’s SmallCap 600”, “S&P SmallCap 600®”, “Standard & Poor’s Super Composite 1500”, “S&P Super Composite 1500®”, “Select Sector®, S&P 500 ESG, “SPX®”, “DSPX”, “XSP”, “US 500”, “The 500®”, S&P Index names and corresponding tickers listed on Exhibit C attached to the License Agreement, and any other trademark that the parties hereafter agree in writing shall constitute an S&P Amendment No. 6 Mark for purposes of this Addendum No. 1.”

3.Notwithstanding anything to the contrary in the 1994 Agreement, any registrations with respect to the marks “SPX”, “DSPX” and “XSP” or any of the S&P Marks shall be sought and maintained and any enforcement of the foregoing marks shall be solely within S&P’s discretion and expense.  CBOE agrees that it shall immediately file to withdraw any and all applications and/or registrations in all jurisdictions (including, without limitation, the United States) with respect to “DSPX” and “XSP” and any other S&P Marks as soon as reasonably possible, but in no event later than thirty (30) days after the Amendment Effective Date.
4.The following shall be added to the 1994 Agreement as new Section 3(o) and (p):

“(o)In addition to the rights set forth above, S&P hereby grants CBOE a non-exclusive, royalty-free license to use “SPX” and “XSP” as or in tickers of financial products based on the S&P 500 Index and S&P 500 ESG Index  pursuant to this Agreement.   As of August 1, 2022, CBOE is licensed to use the S&P 500 and 1/10th values of the S&P 500 as the underlyings for Standardized Options Contracts and CBOE’s past and present use of SPX and XSP as the tickers for Standardized Options Contracts is hereby expressly authorized.  CBOE shall obtain written approval from S&P prior to using SPX and XSP and/or other S&P Marks as or in tickers for any other financial products, which approval may be by e-mail.  S&P may withhold consent including if it has not granted a license to use the index for such financial product. S&P shall respond to CBOE’s requests within ten (10) business days.  If S&P fails to respond to such request within such 10-day period, then such request shall be deemed approved.

(p)CBOE acknowledges that S&P, its affiliates or its third-party licensors, is the owner of all right, title and interest in and to the S&P Marks and the goodwill appurtenant thereto.  CBOE shall not use or authorize any other party to use, the S&P Marks or any confusingly similar designation, trademark, service mark, or trade name anywhere in the world for any purposes whatsoever other than as expressly permitted in this Agreement or otherwise authorized by S&P in writing.  CBOE shall not contest S&P’s, its affiliates’ or its third-party licensors’ ownership of the S&P Marks.  CBOE shall not (i) assert any claim of ownership of, or any claim to, any goodwill or reputation associated with the S&P Marks by reason of CBOE’s licensed use thereof hereunder; (ii) assert any claim that there has been any abrogation or diminution of the value of the S&P Marks resulting from the transactions contemplated by this Agreement; or (iii) register or seek to register any of the S&P Marks.  Any and all uses of the S&P Marks will inure to the benefit of S&P, its affiliates or its third-party licensors, as applicable.”

5.The following shall be added to the 1994 Agreement as new Section 7(d):

“(d)During the term and thereafter in the event of the expiration or termination of this Agreement for any reason, S&P agrees that it will not use or license a third party to use the “SPX” or “XSP” S&P Marks in connection with any standardized exchange-traded option contract anywhere in the world without the prior written consent of Cboe.  This Section 7(d) shall survive the expiration or termination of this Agreement.”

6.Index Licensing Schedule I to the 2006 Agreement is hereby amended by adding “US 30” to the list of Dow Jones Marks.
7.Terms that are used in this Amendment No. 21 with reference to the 1994 Agreement or Amendment No. 6 with respect to the 2006 Agreement but not modified or otherwise redefined herein shall have the respective meanings set forth in the respective agreement.  Provisions of the 1994 Agreement and/or 2006 Agreement not expressly modified by this Amendment will continue in effect.

[signature page follows]

The terms and conditions of this Amendment No. 21 to the 1994 Agreement and Amendment 6 to the 2006 Agreement are acknowledged and agreed to:

CBOE EXCHANGE, INC.		S&P DOW JONES INDICES, LLC

Signature:	/s/ John F. Deters	Signature:	/s/ Bruce Schachne
Name:	John F. Deters	Name:	Bruce Schachne
Title:	EVP, CSO	Title:	Chief Commercial Officer
Date:	10/25/2022	Date:	10/21/2022

DJI OPCO, LLC

Signature:	/s/ Bruce Schachne
Name:	Bruce Schachne
Title:	Chief Commercial Officer
Date:	10/24/2022